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                                                                  [Exhibit 99.1]

      Written Statement of Chairman and Chief Executive Officer, President
          and Chief Operating Officer and Senior Vice President, Chief
                         Financial Officer and Treasurer
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
                                  Section 1350)

The undersigned, the Chairman and Chief Executive Officer, President and Chief Operating Officer and the Senior Vice President, Chief Financial Officer and Treasurer of Federal Realty Investment Trust (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

          (a) the Quarterly Report on Form 10-Q of the Company for the Quarter Ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

          (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                ___________________________
                                                Steven J. Guttman
                                                Chairman and
                                                Chief Executive Officer
                                                August 12, 2002


                                                ___________________________
                                                Donald C. Wood
                                                President and
                                                Chief Operating Officer
                                                August 12, 2002


                                                ___________________________
                                                Larry E. Finger
                                                Senior Vice President,
                                                Chief Financial Officer and
                                                Treasurer
                                                August 12, 2002